Exhibit 10.2

TERMINATION AGREEMENT

TERMINATION AGREEMENT (this “Agreement”) is made as of the May 30, 2008, by and among Tekni-Plex, Inc. (the “Company”), certain holders of Preferred Stock and certain holders of Common Stock.

W I T N E S S E T H:

WHEREAS, the Company and certain of its stakeholders are parties to an Amended and Restated Investors’ Agreement dated as of May 13, 2005 (the “Investors’ Agreement”);

WHEREAS, any amendment or termination of the Investors’ Agreement requires the approval of (i) the Board of Directors of the Company (the “Board”); (ii) the stockholders holding at least 66 2/3 % of the outstanding common stock of the Company; and (iii) the stockholders holding at least a majority of the outstanding Preferred Stock of the Company (the “Required Preferred Stockholders”);

WHEREAS, the Company and certain of its stakeholders (including holders of at least a majority of the outstanding Preferred Stock and the holders of all of the outstanding Common Stock) have entered into the Restructuring Agreement dated as of April 11, 2008 (the “Restructuring Agreement”);

WHEREAS, as part of the transactions contemplated by the Restructuring Agreement, the Board has approved the termination of the Investors’ Agreement and the Board has approved and adopted this Agreement and the undersigned parties (each a “Party”, and collectively the “Parties”), constituting stockholders holding at least 66 2/3% of the outstanding Common Stock and the Required Preferred Stockholders, desire to terminate the Investors’ Agreement.

NOW, THEREFORE, in consideration of the premises and covenants set forth herein and in connection with the Restructuring (as defined in the Restructuring Agreement) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound hereby, the Parties agree as follows:

Section 1.  Definitions. Each capitalized term used but not defined herein shall have the meaning ascribed such term in the Investors’ Agreement.

Section 2.  Termination. The Investors’ Agreement is hereby cancelled and terminated, shall have no further force and effect and shall be null and void.

Section 3. Release.  Each Party hereby fully and forever releases and discharges each other Party from any and all claims, rights, demands, agreements,

contracts, covenants, actions, suits, causes of action, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, now known or unknown, suspected or unsuspected, whether or not concealed or hidden, matured or unmatured and whether or not asserted in any litigation which any Party hereto ever had or now has, relating in any way to the Investors’ Agreement, including, but not limited to, any rights triggered in connection with the Restructuring, if any.

Section 4.  Governing Law; Submission to Jurisdiction.  (a) This Agreement shall be subject to, governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to any conflicts or choice of law provisions that would make applicable the substantive laws of any other jurisdiction.  Each Party hereby agrees (1) that this Agreement involves matters in controversy of at least $100,000 and (2) that this Agreement has been entered into by the Parties in express reliance upon 6 Del. C. Section 2708.

(b) Each Party hereby irrevocably and unconditionally agrees (1) to be subject to the jurisdiction of the courts of the State of Delaware and the federal courts sitting in the State of Delaware or in the County of New York in the State of New York, and (2) to the fullest extent permitted by applicable law, that service of process may also be made on such party by prepaid certified mail with a validated proof of mailing receipt constituting evidence of valid service, and that service made pursuant to (2) above shall have the same legal force and effect as if served upon said party personally within the State of Delaware.

Section 5. Waiver of Jury Trial.  Each Party hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.

Section 6. Counterparts; Third Party Beneficiaries.  This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which shall be and constitute one and the same instrument. No provision of this Agreement is intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

TEKNI-PLEX, INC.

By:	/s/ James E. Condon
	Name:	James E. Condon
	Title:	Chief Financial Officer

SIGNATURE PAGE TO TERMINATION AGREEMENT

TEKNI-PLEX PARTNERS LLC, by its Managing Member Tekni-Plex Management LLC

By:	/s/ F. Patrick Smith
	Name:	Dr. F. Patrick Smith
	Title:	Managing Member of Tekni-Plex Management LLC

MST/TP PARTNERS LLC by its Managing Member Tekni-Plex Management LLC

By:	/s/ F. Patrick Smith
	Name:	Dr. F. Patrick Smith
	Title:	Managing Member of Tekni-Plex Management LLC

TEKNI-PLEX MANAGEMENT LLC

By:	/s/ F. Patrick Smith
	Name:	Dr. F. Patrick Smith
	Title:	Managing Member

SIGNATURE PAGE TO TERMINATION AGREEMENT

DR. F. PATRICK SMITH

By:	/s/ F. Patrick Smith
Dr. F. Patrick Smith c/o Tekni-Plex, Inc. 201 Industrial Parkway Somerville, NJ 08876 Facsimile Number: (972) 304-6297

SIGNATURE PAGE TO TERMINATION AGREEMENT

MICHAEL F. CRONIN

By:	/s/ Michael F. Cronin
Michael F. Cronin c/o Weston Presidio Capital 200 Clarendon Street, 50th Floor Boston, MA 02116 Facsimile: (617) 988-2515

SIGNATURE PAGE TO TERMINATION AGREEMENT

Sumner Kaufman
Name of Party

By:	/s/ Sumner Kaufman
Name:	Sumner Kaufman
Title:

SIGNATURE PAGE TO TERMINATION AGREEMENT

Christine Des Rosiers
Name of Party

By:	/s/ Christine Des Rosiers
Name:	Christine Des Rosiers
Title:

SIGNATURE PAGE TO TERMINATION AGREEMENT

Harold O. Shattuck
Name of Party

By:	/s/ Harold O. Shattuck
Name:	Harold O. Shattuck
Title:

SIGNATURE PAGE TO TERMINATION AGREEMENT

Forrest Binkley & Brown Capital Partners, LLC
Name of Party

By:	/s/ Jeffrey Brown
Name:	Jeffrey Brown
Title:	Authorized Member

SIGNATURE PAGE TO TERMINATION AGREEMENT

David Tuttle
Name of Party

By:	/s/ David Tuttle
Name:	David Tuttle
Title:

SIGNATURE PAGE TO TERMINATION AGREEMENT

Eastport Operating Partners
Name of Party

By:	/s/ J. Andrew McWethy
Name:	J. Andrew McWethy
Title:	General Partner

SIGNATURE PAGE TO TERMINATION AGREEMENT

Beverly A. Bravo
Name of Party

By:	/s/ Beverly A. Bravo
Name:	Beverly A. Bravo
Title:

SIGNATURE PAGE TO TERMINATION AGREEMENT

Rowland T. Moriarty
Name of Party

By:	/s/ Rowland T. Moriarty
Name:	Rowland T. Moriarty
Title:

SIGNATURE PAGE TO TERMINATION AGREEMENT

WESTON PRESIDIO CAPITAL IV, L.P. 200 Clarendon Street, 50th Floor Boston, MA 02116 Facsimile Number: (617) 988-2515 by WESTON PRESIDIO CAPITAL MANAGEMENT IV, L.L.C. its General Partner

By:	/s/ Therese Mrozek
	Name:	Therese Mrozek
	Title:	Member

SIGNATURE PAGE TO TERMINATION AGREEMENT

WESTON PRESIDIO CAPITAL III, L.P. 200 Clarendon Street, 50th Floor Boston, MA 02116 Facsimile Number: (617) 988-2515 by WESTON PRESIDIO CAPITAL MANAGEMENT IV, L.L.C. its General Partner

By:	/s/ Therese Mrozek
	Name:	Therese Mrozek
	Title:	Member

SIGNATURE PAGE TO TERMINATION AGREEMENT

WPC ENTREPRENEUR FUND, L.P. 200 Clarendon Street, 50th Floor Boston, MA 02116 Facsimile Number: (617) 988-2515 by WESTON PRESIDIO CAPITAL MANAGEMENT IV, L.L.C. its General Partner

By:	/s/ Therese Mrozek
	Name:	Therese Mrozek
	Title:	Member

SIGNATURE PAGE TO TERMINATION AGREEMENT

WPC ENTREPRENEUR FUND II, L.P. 200 Clarendon Street, 50th Floor Boston, MA 02116 Facsimile Number: (617) 988-2515 by WESTON PRESIDIO CAPITAL MANAGEMENT IV, L.L.C. its General Partner

/s/ Therese Mrozek
Name:	Therese Mrozek
Title:	Member

SIGNATURE PAGE TO TERMINATION AGREEMENT